Exhibit 10.6

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 31, 2015, among AMAG Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), each of the Lenders (as defined below) party hereto and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and is acknowledged and consented to by each Subsidiary Guarantor.

R E C I T A L S:

A.            The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 12, 2014 (as amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            The Loan Parties have requested an amendment to the Credit Agreement that would effect the modifications thereto set forth herein, and that the Administrative Agent and each Lender party hereto consent to this Amendment.

C.            Accordingly, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.              Definitions and Interpretation.

1.1          Definitions.  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

1.2          Interpretation.  This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Section 1.02 of the Credit Agreement.

Section 2.              Amendment to Credit Agreement.

2.1          Definitions.  The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by inserting the word “or” immediately following clause (i) thereof and restating clause (ii) thereof in its entirety to read as “[reserved];”.

Section 3.              Effectiveness.

3.1          Conditions Precedent To Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           this Amendment shall have been (i) executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) acknowledged by each Subsidiary Guarantor, and in each case, counterparts hereof as so executed or acknowledged shall have been delivered to the Administrative Agent;

(b)           before and after giving effect to this Amendment, (i) all of the representations and warranties set forth in Section 4 below and in the Credit Agreement shall be (i) in the case of representations and warranties qualified by “materiality”, “Material Adverse Effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case on and as of the First Amendment Effective Date (as defined below), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on the basis set forth above as of such earlier date and (ii) and no Default or Event of Default shall have occurred and be continuing before, nor will occur immediately after, giving effect to this Amendment or observing any provision hereof;

(c)           the Loan Parties shall have paid all reasonable and documented legal fees and out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other documents being executed or delivered in connection therewith on or prior to the date the other conditions in this Section have been satisfied; and

(d)           the Administrative Agent shall have received from the Borrower a fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5:00 p.m., New York City time, on March 30, 2015 (or such later deadline, if any, as may be agreed to by the Borrower and the Administrative Agent), in an amount equal to 0.02% of the outstanding principal amount of such Lender’s Term Loan on the date hereof.

3.2          Effective Date.  This Amendment, shall be effective on the date (the “First Amendment Effective Date”) upon which the conditions precedent set forth in Section 3.1 above are satisfied.

Section 4.              Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

4.1          Power and Authority.  It has the legal power and authority to execute and deliver this Amendment and perform its obligations hereunder and under the Credit Agreement (as amended hereby).

4.2          Authorization.  It has taken all proper and necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

4.3          Non-Violation.  The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof  do not and will not (a) contravene the terms of its Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which it is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject, or (c) violate any Law.

4.4          Validity and Binding Effect.  This Amendment has been duly executed and delivered by the Borrower.  This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (b) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).

4.5          Representations and Warranties in Credit Agreement.  The representations and warranties of each Loan Party contained in the Credit Agreement as amended hereby and each Loan Document are (i) in the case of representations and warranties qualified by “materiality”, “Material Adverse Effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and

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warranties, true and correct in all material respects, in each case on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct on the basis set forth above as of such earlier date.

4.6          No Event of Default.  No Default or Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or observing any provision hereof.

4.7          No Consent.  No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with this Amendment or the execution, delivery, performance, validity or enforceability hereof.

Section 5.              Subsidiary Guarantor Acknowledgment.  Each Subsidiary Guarantor, by signing this Amendment hereby:

5.1          confirms and ratifies its respective guarantees, pledges and grants of security interests, as applicable, under each Loan Document to which it is a party, and agrees that notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Finance Parties;

5.2          acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

5.3          hereby consents and agrees to and acknowledges and affirms the terms of this Amendment and the transactions contemplated thereby.

Section 6.              Miscellaneous.

6.1          Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.2          Survival of Representations and Warranties.  All representations and warranties made hereunder shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any subsequent extension of credit shall affect any of such representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

6.3          Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.4          Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

6.5          Loan Documents Unaffected.  Each reference to the Credit Agreement and in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect

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the rights and remedies of any party under, the Credit Agreement or any other Loan Document. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the other Loan Documents, and the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, are hereby reaffirmed and ratified and shall remain in full force and effect, shall continue to accrue to the benefit of the Finance Parties and shall be unaffected hereby. This Amendment is a Loan Document.

6.6          Expenses.  As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower hereby agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees, charges and out-of-pocket disbursements of counsel) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

6.7          Entire Agreement.  This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.8          Acknowledgments.  Each Loan Party hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents;

(b)           neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

6.9          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopier or via email as an attachment of a .pdf document shall be effective as delivery of a manually executed counterpart of this Amendment.

6.10        Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.11        Submission To Jurisdiction; Waivers.

Each party hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

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(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, the Borrower, as the case may be at its address set forth in Section 10.2 of the Credit Agreement or to any other Loan Party at its address as provided in the Security Agreement, or, in any case, at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

6.12        Jury Trial Waiver.  Each party hereby waives, to the fullest extent permitted by applicable Laws, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory).  Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Amendment by, among other things, the mutual waivers and certifications in Section 10.15 of the Credit Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Frank E. Thomas
Name: Frank E. Thomas
Title: EVP, COO

[Signature Page to First Amendment to Credit Agreement]

JEFFERIES FINANCE LLC,
as Administrative Agent

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG AMAG PHARMACEUTICALS, INC., EACH LENDER PARTY HERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

[SIGNED BY LENDER PARTIES]

Name of Institution: ,

as Lender

By:
Name:
Title:

[If second signature block is necessary]

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

Acknowledged and agreed:

LUMARA HEALTH INC.

By:	/s/ Frank E. Thomas
Name: Frank E. Thomas
Title: EVP, COO

LUMARA HEALTH IP LTD.

By:	/s/ Frank E. Thomas
Name: Frank E. Thomas
Title: EVP, COO

[Signature Page to First Amendment to Credit Agreement]